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EXHIBIT 32.2

     Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, David W. Morgan, Vice President, Chief Financial Officer and Treasurer of TechTeam Global, Inc. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

1. The Annual Report on Form 10-K of the Company for the year ended December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ David W. Morgan
-------------------------------------
David W. Morgan
Vice President, Chief Financial
Officer, and Treasurer

March 18, 2005